UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2008

CIT GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31369	65-1051192

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Fifth Avenue
New York, New York 10017

(Address of registrant’s principal executive office)

Registrant’s telephone number, including area code: (212) 771-0505

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02. Results of Operations and Financial Condition.

        This Current Report on Form 8-K includes as an exhibit a press release, dated January 11, 2008, reporting the following items in connection with its fourth quarter financial results: (a) a pre-tax gain on the previously disclosed sales of the Company’s interest in its Dell Financial Services joint venture and its Systems Leasing business, (b) an increase in reserves for credit losses, predominantly relating to the Company’s held for investment home lending portfolio, and (c) a pre-tax loss on the previously disclosed disposition of certain home lending receivables held-for-sale and a lower-of-cost-or-market adjustment on the remaining receivables held-for-sale. The press release is attached as Exhibit 99.1. The information furnished under this Item 2.02, including Exhibit 99.1, shall be considered furnished for purposes of the Securities Exchange Act of 1934, as amended.

Item 2.06. Material Impairments

        On January 10, 2008, the Board of Directors of CIT Group Inc. authorized the Registrant to write-off all goodwill and intangibles related to the Company’s student lending business acquired in 2005. This write-off is expected to reduce net income by approximately $300 million and is referred to in the fourth bullet point of the second paragraph of Exhibit 99.1. This non-cash charge is driven by recent decreases in market valuations for student lending businesses, and lower profit expectations for this business as a result of higher funding cost (both secured and unsecured).

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press release issued by CIT Group Inc. on January 11, 2008.

        This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements (including statements regarding future financial and operating results) involve risks, uncertainties and contingencies, many of which are beyond CIT’s control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained in this document that are not clearly historical in nature are forward-looking, and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. Economic, business, funding market, competitive and/or regulatory factors, among others, affecting CIT’s businesses are examples of factors that could cause actual results to differ materially from those described in the forward-looking statements. More detailed information about these factors are described in CIT’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2006. CIT is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIT GROUP INC. (Registrant)

By:	/s/ William J. Taylor

William J. Taylor Executive Vice President, Controller & Principal Accounting Officer

Dated: January 11, 2008